Exhibit 10.2

AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made as of this 25th day of March, 2015, by and among the seller entities party hereto (each, individually a “Seller” and collectively the “Sellers”), and FOUNTAINS PORTFOLIO OWNER, LLC, a Delaware limited liability company, as purchaser (“Buyer”).

R E C I T A L S:

A.    Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of February 18, 2015 (the “Existing Agreement” and, together with this Amendment, the “Agreement”), pursuant to which Seller agreed to sell the Properties (as defined in the Agreement), pursuant to and in accordance with the terms of the Agreement.

B.    Buyer has notified Seller that Buyer needs additional time to complete Buyer’s Inspections and Buyer’s review of certain Due Diligence Materials (including certain materials that have not yet been provided for Buyer’s review or which have been recently provided to Buyer). In connection with Buyer’s request, Buyer has provided Schedule 1 attached to this Amendment containing a general summary of Buyer’s due diligence review of the Properties. In response to Buyer’s request, Seller has agreed to extend the Due Diligence Period as provided in this Amendment.

C.    Seller and Buyer have agreed to modify the Existing Agreement in certain respects, all as more particularly set forth in this Amendment.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

1.Recitals. The foregoing recitals are true and correct and are incorporated herein in their entirety.

2.Construction; Effect of Amendment. This Amendment shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

3.Defined Terms. All initially capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided.

4.Due Diligence Period. The Due Diligence Period is hereby extended to 11:59 pm (EST) on April 1, 2015, and all references to the term “Due Diligence Period” in the Agreement shall mean and refer to the Due Diligence Period as extended by this Amendment.

5.Execution and Counterparts. This Amendment may be executed in counterpart originals, each of which when taken together shall be deemed an original and shall constitute one and the same instrument. Signatures of the parties hereto on copies of this Amendment transmitted by facsimile machine or electronic mail shall be deemed originals for all purposes hereunder, and shall be binding upon the parties hereto.

[SIGNATURES BEGIN ON THE FOLLOWING PAGES]

NOW THEREFORE, this Amendment has been executed as of the date and year first above written.

BUYER:

FOUNTAINS PORTFOLIO OWNER, LLC, a Delaware limited liability company

By:	/s/ Jenny B. Neslin
Name:	Jenny B. Neslin
Title:	Associate General Counsel and Assistant Secretary

[SELLER SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

SELLER:

FOUNTAINS ALBEMARLE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BOCA CIEGA SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BRONSON PLACE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CANTERBURY SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CARLOTTA SL, L.P.

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS CRYSTAL LAKE AP, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS FRANKLIN SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS GREENBRIAR SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LA CHOLLA SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LAKE WOODS POINTE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS MILLBROOK SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS MILLBROOK AP, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS RIVERVUE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS SEA BLUFFS SL, LP

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS WASHINGTON HOUSE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS BELLEVUE SL, LLC

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President

FOUNTAINS LA JOLLA SL, LP

By:	/s/ Michael K. Casey
Name:	Michael K. Casey
Title:	Vice President